AlphaCentric Income Opportunities Fund
LEGAL PROCEEDINGS

On July 30, 2020, an investor in AIOF filed a putative class action in Florida state court, naming the adviser, the Trust, and others as defendants. Plaintiff alleges that AIOF misrepresented that it held no more than 15% of its assets in illiquid securities, among other things, and asserts violations of Sections I I, 12(a)(2) and 15 of the Securities Act of 1933. The
Florida action was dismissed it prejudice on September 22, 2021.

On October 14, 2020, the same Plaintiff filed a nearly identical putative class action in New York
State Court against the same defendants. That complaint was amended on February 26, 2021, which added two additional defendants, including sub-advisor Garrison Point LLC. On
February 16, 2023, the New York court dismissed all but one claim for failure to state a claim. The defendants believe the remaining claim is meritless and intend to contest it vigorously. An estimated $344,739 that is subject to insurance reimbursement in connection with this action is listed in the Statement of Assets and Liabilities for AIOF under "Due from insurance".